[front cover]

[MFS logo]

THE FIRST NAME IN MUTUAL FUNDS

MFS(R) Intermediate Income Trust

Annual Report
October 31, 1995

[silhouette of two men talking in front of a window]

Dear Shareholders:

The past 12 months have been a good period for fixed-income markets, bringing strong investment returns to the Trust. The Federal Reserve Board ended its year-long string of tightening steps this past February and left interest rates unchanged through the spring. The Federal Reserve subsequently lowered the federal funds' target by 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of higher inflation. The fixed-income markets responded positively to this, as well as to signs of economic slowdown and to evidence that inflation pressures remain moderate. Two-year Treasury yields, which were at 6.83% on October 31, 1994, declined to 5.61% by the end of October 1995, while yields on 10-year Treasuries declined from 7.81% to 6.02%. The Trust, which is designed to provide investors with current income and preservation of capital, was an active participant in this rally. The Trust's net asset value (NAV), which stood at $7.33 on October 31, 1994, increased to $7.83 on October 31, 1995, and the stock market price increased from $6.125 to $6.625, representing a total return of +15.48%, based on the NAV, and +17.08% based on market price.

The share repurchase program which the Trustees approved last year remains an active program and one which we believe has enhanced shareholder value.

U.S. Government Sector

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996. Long-term interest rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation.

The Trust's strong performance over the last 12 months was primarily a result of its being properly positioned for a drop in U.S. interest rates. We maintained approximately two-thirds of the Trust's assets in the U.S. sector, and positioned these in order to benefit from opportunities for capital appreciation as the U.S. market rallied. The average duration of the U.S. investments is 4.3 years, approximately equivalent to that of a five-year Treasury. The Trust has maintained a substantial position in government-sponsored or agency securities, as we have been able to add attractive incremental yield to the portfolio in this sector. The Trust's exposure to the mortgage sector, however, was reduced, as assets were reallocated to intermediate-maturity Treasuries, which outperformed during this period.

The Trust's holdings of mortgage-backed pass-through securities consist mostly of 30-year issues. These securities have a price sensitivity equivalent to that of five-year Treasuries, with yield spreads which are 1.00% to 1.30% greater than comparable Treasuries (although principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity). The mortgage market has been an attractive segment recently, given the wide yield spreads, low levels of issuance, and good call protection, and we will likely increase exposure to this sector in the next few months. Our ability to invest in both Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Trust will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities. As always, we will continue to maintain our commitment to providing competitive and consistent returns over the long term.

International Sector

As we anticipated, the dollar did recover somewhat during the last six months. The Trust's foreign currency exposure was fully hedged ahead of the dollar's advance in order to protect the value of the Trust's foreign assets. Following this strong rise, the hedges were reduced so the Trust could benefit from the subsequent weaker trend of the dollar, since we believe the dollar cannot begin a long-term rally until the United States becomes less reliant on foreign capital to finance its investments. For next year, we expect that the dollar's overall trend will remain downward, although slow U.S. growth, if it continues, could lead to a cyclical improvement in our borrowing of foreign capital, taking some of the pressure off the dollar.

The majority of our foreign-based holdings remains in Europe. The core markets, such as Germany and the Netherlands, continue to provide solid returns against a backdrop of slow growth, low inflation and declining official interest rates and remain an important anchor to our foreign holdings. Other European markets, such as Denmark, offer a combination of higher yields with moderate growth and low inflation. The highest yielding markets have recovered over the last six months, and the Trust has increased both its bond and currency weightings in these markets. The first part of next year should be supportive of fixed-income investments. Moderate to slow growth, with commensurate declines in overall inflation rates, should lead to further reductions in official interest rates.

In addition to these economic developments, European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds because lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces the supply pressures on the bond market.

In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities by the Japanese central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. Thus, the weighting in Japan, never too large because of the low yields, will most likely be reduced in the coming year.

The high returns of the U.S. market have been echoed in other U.S. dollar-bloc markets. Australia, New Zealand and Canada have all contributed to performance over the last 12 months. The Australian market currently offers significantly higher yields than the U.S. market and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets should perform well.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

Richard O. Hawkins
/s/ Richard O. Hawkins
Portfolio Manager

Steven E. Nothern
/s/ Steven E. Nothern
Portfolio Manager

November 10, 1995

Investment Objective and Policies

The investment objective of MFS(R) Intermediate Income Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities. The Trust will maintain an average weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

             ---------------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1995)

Net Asset Value Per Share
October 31, 1994                   $7.33
October 31, 1995                   $7.83
New York Stock Exchange Price
October 31, 1994                   $6.125
June 14, 1995 (high)*              $7.000
November 1, 1994 (low)*            $6.000
October 31, 1995                   $6.625

*For the period November 1, 1994 through October 31, 1995.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1995)

Tax Form Summary
In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

*Estimated at time of report.

Number of Shareholders

As of October 31, 1995, our records indicate that there are 21,179 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MIN.

Dividend Reinvestment and Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 26, 1995, the following actions were taken:

Item 1. The election of A. Keith Brodkin, Richard B. Bailey, Marshall N. Cohan, Abby M. O'Neil, J. Dale Sherratt and Ward Smith as Trustees of the Trust.

                                      Number of Shares
Nominee                   For                    Withhold Authority
 --------------------     -----------------      ------------------
A. Keith Brodkin          140,982,419.517         5,182,701.212
Richard B. Bailey         140,825,369.993         5,339,750.736
Marshall N. Cohan         140,681,193.471         5,483,927.258
Abby M. O'Neil            140,710,273.547         5,454,847.182
J. Dale Sherratt          140,713,405.656         5,451,715.073
Ward Smith                140,712,634.385         5,452,486.344

Trustees continuing in office who were not subject to re-election at this meeting are Lawrence H. Cohn, M.D., The Hon. Sir J. David Gibbons, Walter E. Robb, III, Arnold D. Scott and Jeffrey L. Shames.

Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996.

               Number of Shares
               ----------------
     For      142,436,175.114
 Against        1,195,300.652
 Abstain        2,533,644.963

Portfolio of Investments -- October 31, 1995

Bonds -- 94.2%

                                                                       Principal Amount
Issuer                                                                    (000 Omitted)       Value
U.S. Bonds -- 62.0%
U.S. Federal Agencies -- 13.4%
Aid Israel, 6.625s, 2004                                                    $ 14,600       $ 14,849,806
Farm Credit Systems Financial Assistance Co., 9.375s, 2003                    19,550         23,288,938
Federal Home Loan Mortgage Corp., 9.5s, 2025                                  24,680         26,060,363
Federal National Mortgage Assn., 7.8s, 2002                                   21,000         21,488,880
Federal National Mortgage Assn., 7.9s, 2002                                   30,000         30,792,300
Federal National Mortgage Assn., 8.33s, 2005                                  20,000         21,332,000
Federal National Mortgage Assn., 8.71s, 2005                                  18,000         19,090,292
Federal National Mortgage Assn., 9s, 2008 - 2016                                  84             87,584
Private Export Funding Corp., 9.1s, 1998                                       9,000          9,672,750
                                                                                            -----------
                                                                                           $166,662,913
                                                                                            -----------
U.S. Government Guaranteed -- 48.6%
 Government National Mortgage Association -- 17.1%
GNMA, 7s, 2024 - 2025                                                       $    667       $    662,794
GNMA, 7.5s, 2022 - 2025                                                       72,722         73,676,333
GNMA, 8s, 2017 - 2025                                                         24,953         25,678,046
GNMA, 8.5s, 2001 - 2009                                                       40,129         41,921,976
GNMA, 9s, 2017 - 2025                                                         44,768         47,076,400
GNMA, 10.5s, 2020                                                             21,542         23,864,047
                                                                                            -----------
                                                                                           $212,879,596
                                                                                            -----------
 U.S. Treasury Obligations -- 31.5%
Stripped Principal Payments, 0s, 1999                                       $ 58,200       $ 48,294,942
U.S. Treasury Notes, 6.125s, 2000                                             15,000         15,185,100
U.S. Treasury Notes, 6.25s, 2003                                              56,000         56,988,960
U.S. Treasury Notes, 7.25s, 2004                                             112,000        121,187,360
U.S. Treasury Notes, 6.5s, 2005                                               20,000         20,712,400
U.S. Treasury Bonds, 13.75s, 2004                                             32,500         49,369,450
U.S. Treasury Bonds, 10.75s, 2005                                             60,800         81,472,000
                                                                                            -----------
                                                                                           $393,210,212
                                                                                            -----------
  Total U.S. Government Guaranteed                                                         $606,089,808
                                                                                            -----------
  Total U.S. Bonds                                                                         $772,752,721
                                                                                            -----------
Foreign Bonds -- 32.2%
Australia -- 4.8%
Commonwealth of Australia, 8.75s, 2001                             AUD        41,770       $ 32,247,891
Commonwealth of Australia, 9.75s, 2002                                         6,515          5,242,997
Commonwealth of Australia, 9.5s, 2003                                         28,750         22,841,423
                                                                                            -----------
                                                                                           $ 60,332,311
                                                                                            -----------
Canada -- 1.7%
Government of Canada, 8.5s, 2000                                   CAD        27,400       $ 21,477,604
                                                                                            -----------
Denmark -- 5.5%
Kingdom of Denmark, 9s, 1998                                       DKK       156,930       $ 30,722,309
Kingdom of Denmark, 6s, 1999                                                  88,000         15,814,867
Kingdom of Denmark, 9s, 2000                                                 111,520         22,112,077
                                                                                            -----------
                                                                                           $ 68,649,253
                                                                                            -----------

                                                                       Principal Amount
Issuer                                                                    (000 Omitted)       Value
Foreign Bonds -- continued
France -- 1.5%
Government of France, 7.75s, 2000                                  FRF         88,520    $   18,954,974
                                                                                            -----------
Germany -- 8.0%
Deutschland Republic, 8.5s, 2000                                   DEM         23,220    $   18,488,259
Deutschland Republic, 6.5s, 2003                                                5,780         4,154,670
Deutschland Republic, 6.875s, 2005                                             97,000        70,860,500
German Unity Fund, 8.5s, 2001                                                   7,740         6,176,497
                                                                                            -----------
                                                                                         $   99,679,926
                                                                                            -----------
Ireland -- 4.0%
Republic of Ireland, 8s, 2000                                      IEP         30,040    $   49,680,639
                                                                                            -----------
Italy -- 1.4%
Republic of Italy, 8.5s, 1999                                      ITL     22,270,000    $   13,093,080
Republic of Italy, 9.5s, 1999                                               6,170,000         3,667,851
                                                                                            -----------
                                                                                         $   16,760,931
                                                                                            -----------
Netherlands -- 2.2%
Dutch State Loan, 6.25s, 1998                                      NLG          5,730    $    3,762,378
Dutch State Loan, 8.25s, 2007                                                  33,240        23,669,121
                                                                                            -----------
                                                                                         $   27,431,499
                                                                                            -----------
New Zealand -- 1.7%
Government of New Zealand, 9s, 1996                                NZD         31,700    $   21,189,937
                                                                                            -----------
Spain -- 1.4%
Government of Spain, 8s, 2004                                      ESP      2,567,600    $   17,860,559
                                                                                            -----------
  Total Foreign Bonds                                                                    $  402,017,633
                                                                                            -----------
  Total Bonds (Identified Cost, $1,146,587,617)                                          $1,174,770,354
                                                                                            -----------

Repurchase Agreement -- 4.2%
Prudential, dated 10/31/95, due 11/01/95, total to be received
  $52,721,493 (secured by $56,685,000 U.S. Treasury Bills, due
  10/17/96, market value $53,850,750), at Cost                            $    52,713    $   52,713,000
                                                                                            -----------

Call Option Purchased

                                                          Principal Amount
                                                              of Contracts
Description/Expiration Month/Strike Price                    (000 Omitted)        Value
Japanese Bonds/December/112.062 (Premium Paid,
  $84,506)                                               JPY     774,000     $       76,626
                                                                               -----------

Put Options Purchased
German Marks/November/1.42                               DEM      31,118     $      176,064
German Marks/British Pounds/January/2.25                          40,500            268,191
                                                                               -----------
  Total Put Options Purchased (Premiums Paid, $648,944)                      $      444,255
                                                                               -----------
  Total Investments (Identified Cost, $1,200,034,067)                        $1,228,004,235
                                                                               -----------

Call Options Written
Australian Dollars/January/0.77                          AUD      13,696     $     (129,947)
Australian Dollars/January/0.77                                   18,758           (184,077)
German Marks/British Pounds/January/2.1344               DEM      38,419           (117,966)
                                                                               -----------
  Total Call Options Written (Premiums Received, $584,610)                   $     (431,990)
                                                                               -----------

Put Options Written
Australian Dollars/January/0.745                         AUD      13,236     $     (105,728)
Australian Dollars/January/0.745                                  18,149           (152,690)
German Marks/November/1.46                               DEM      31,994            (65,144)
Japanese Bonds/December/112.062                          JPY     774,000            (70,440)
                                                                               -----------
  Total Put Options Written (Premiums Received, $541,831)                    $     (394,002)
                                                                               -----------
Other Assets, Less Liabilities -- 1.6%                                       $   20,178,052
                                                                               -----------
  Net Assets -- 100.0%                                                       $1,247,356,295
                                                                               ===========

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars         FRF = French Francs
CAD = Canadian Dollars           IEP = Irish Punts
CHF = Swiss Francs               ITL = Italian Lire
DEM = German Marks               JPY = Japanese Yen
DKK = Danish Kroner              NLG = Dutch Guilders
ESP = Spanish Pesetas            NZD = New Zealand Dollars
FIM = Finnish Markkaa            SEK = Swedish Kronor

                      See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1995

Assets:
  Investments, at value (identified cost, $1,200,034,067)                                                $1,228,004,235
  Cash                                                                                                              208
  Foreign currency, at value (identified cost, $508,496)                                                        515,947
  Net receivable for closed forward foreign currency exchange contracts                                       3,478,257
  Premium receivable on options written                                                                          85,464
  Receivable for investments sold                                                                             1,032,601
  Interest receivable                                                                                        25,445,568
  Other assets                                                                                                   18,223
                                                                                                         --------------
      Total assets                                                                                        $1,258,580,503
                                                                                                         --------------
Liabilities:
  Payable to dividend disbursing agent                                                                   $      546,333
  Payable for investments purchased                                                                           1,161,309
  Payable for Treasury shares reacquired                                                                         53,240
  Written options outstanding, at value (premiums received, $1,126,441)                                         825,992
  Net payable for forward foreign currency exchange contracts purchased                                         785,523
  Net payable for forward foreign currency exchange contracts sold                                            7,092,057
  Payable to affiliates --
    Management fee                                                                                                75,868
    Transfer and dividend disbursing agent fee                                                                   28,843
  Accrued expenses and other liabilities                                                                        655,043
                                                                                                         --------------
      Total liabilities                                                                                   $   11,224,208
                                                                                                         --------------
Net assets                                                                                               $1,247,356,295
                                                                                                         ==============
Net assets consist of:
  Paid-in capital                                                                                        $1,253,786,279
  Unrealized appreciation on investments and translation of assets and liabilities in foreign
    currencies                                                                                               24,163,172
  Accumulated net realized loss on investments and foreign currency transactions                            (18,465,943)
  Accumulated distributions in excess of net investment income                                              (12,127,213)
                                                                                                         --------------
     Total                                                                                               $1,247,356,295
                                                                                                         ==============
Shares of beneficial interest outstanding                                                                   159,396,616
                                                                                                         ==============
Net asset value (net assets / shares of beneficial interest outstanding)                                     $7.83
                                                                                                         ==============

                      See notes to financial statements

Statement of Operations -- Year Ended October 31, 1995

Net investment income:
 Interest income                                                            $105,396,839
                                                                              -----------
 Expenses --
  Management fee                                                            $ 10,087,739
  Trustees' compensation                                                         196,348
  Transfer and dividend disbursing agent fee                                     381,242
  Custodian fee                                                                  788,969
  Printing                                                                       124,941
  Auditing fees                                                                   78,600
  Legal fees                                                                      39,406
  Postage                                                                         13,059
  Miscellaneous                                                                1,457,066
                                                                              -----------
    Total expenses                                                          $ 13,167,370
  Fees paid indirectly                                                           (50,951)
                                                                              -----------
    Net expenses                                                            $ 13,116,419
                                                                              -----------
     Net investment income                                                  $ 92,280,420
                                                                              -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions                                                   $  9,593,020
  Written option transactions                                                 (1,230,998)
  Foreign currency transactions                                              (13,339,775)
                                                                              -----------
   Net realized loss on investments and foreign currency transactions       $ (4,977,753)
                                                                              -----------
 Change in unrealized appreciation --
  Investments                                                               $ 57,909,312
  Written options                                                                208,823
  Translation of assets and liabilities in foreign currencies                  3,972,411
                                                                              -----------
   Net unrealized gain on investments                                       $ 62,090,546
                                                                              -----------
    Net realized and unrealized gain on investments and foreign currency    $ 57,112,793
                                                                              -----------
     Increase in net assets from operations                                 $149,393,213
                                                                              ===========

                      See notes to financial statements

Statement of Changes in Net Assets

                                                                                            Year Ended October 31,
                                                                                         ----------------------------
                                                                                             1995           1994
                                                                                          -----------   -------------
Increase (decrease) in net assets:
From operations --
 Net investment income                                                                $   92,280,420   $   97,995,738
 Net realized loss on investments and foreign currency transactions                       (4,977,753)    (114,394,007)
 Net unrealized gain (loss) on investments and foreign currency translation               62,090,546      (38,221,909)
                                                                                            ---------     -----------
   Increase (decrease) in net assets from operations                                  $  149,393,213   $  (54,620,178)
                                                                                            ---------     -----------
Distributions declared to shareholders --
 From net investment income                                                           $  (91,816,226)  $   (6,637,524)
 In excess of net investment income                                                         --            (24,264,396)
 Tax return of capital                                                                      --            (80,325,117)
                                                                                            ---------     -----------
     Total distributions declared to shareholders                                      $  (91,816,226)  $ (111,227,037)
                                                                                            ---------     -----------
Trust share (principal) transactions --
 Cost of Treasury shares reacquired                                                   $ (221,493,668)  $  (19,471,321)
                                                                                            ---------     -----------
    Total decrease in net assets                                                       $ (163,916,681)  $ (185,318,536)
Net assets:
 At beginning of period                                                                1,411,272,976    1,596,591,512
                                                                                            ---------     -----------
 At end of period (including accumulated distributions in excess of net investment
  income of $12,127,213 and $99,662, respectively)                                    $1,247,356,295   $1,411,272,976
                                                                                            =========     ===========

                      See notes to financial statements

Financial Highlights


                                                              Year Ended October 31,
                                                 -------------------------------------------------
Per share data (for a share outstanding          1995         1994          1993           1992
   throughout each period):                     --------     --------      --------      ---------

Net asset value -- beginning of period        $    7.33    $    8.18     $    8.07     $    8.24
                                                --------     --------      --------      ---------
Income from investment operations # --
 Net investment income[S]                     $    0.55    $    0.51     $    0.58     $    0.66
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     0.48        (0.78)         0.21         (0.02)
                                                --------     --------      --------      ---------
   Total from investment operations           $    1.03    $   (0.27)    $    0.79     $    0.64
                                                --------     --------      --------      ---------
Less distributions declared to shareholders --
 From net investment income                   $   (0.53)   $   (0.03)    $   (0.52)    $   (0.60)
 In excess of net investment income               --           (0.13)        --            --
 From net realized gain on investments and
  foreign currency transactions                   --           --            (0.16)        --
 From paid-in capital                             --           --            --            (0.21)
 Tax return of capital                            --           (0.42)        --            --
                                                --------     --------      --------      ---------
   Total distributions declared to
    shareholders                              $   (0.53)   $   (0.58)    $   (0.68)    $   (0.81)
                                                --------     --------      --------      ---------
Net asset value -- end of period              $    7.83    $    7.33     $    8.18     $    8.07
                                                ========     ========      ========      =========
Per share market value -- end of period       $    6.625   $    6.125    $    7.625    $    8.000
                                                ========     ========      ========      =========
Total return                                       17.08%      (12.58)%        4.14%        10.35%
Ratios (to average net assets)/
   Supplemental data[S]:
    Expenses##                                      1.02%        0.91%         0.95%          1.01%
    Net investment income                           7.13%        6.61%         7.13%          7.96%
Portfolio turnover                                   242%         213%          270%           401%
Net assets at end of period
   (000,000 omitted)                          $    1,247   $    1,411    $    1,597     $    1,615


                                                              Year Ended October 31,
                                                 -------------------------------------------------
Per share data (for a share outstanding           1991         1990          1989          1988*
   throughout each period):                     --------     --------      --------      ---------

Net asset value -- beginning of period        $    8.45    $    8.87     $    9.16     $    9.30
                                                --------     --------      --------      ---------
Income from investment operations # --
Net investment income[S].                     $    0.67    $    0.75     $    0.83     $    0.48
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     0.17        (0.12)        (0.07)        (0.10)
                                                --------     --------      --------      ---------
 Total from investment operations             $    0.84    $    0.63     $    0.76     $    0.38
                                                --------     --------      --------      ---------
Less distributions declared to
  shareholders --
From net investment income                    $   (0.62)   $   (0.63)    $   (0.92)    $   (0.39)
In excess of net investment income                --           --            --            --
From net realized gain on investments and
  foreign currency transactions                   --           --            --            --
From paid-in capital                              (0.43)       (0.42)        (0.13)        (0.13)
Tax return of capital                             --           --            --            --
                                                --------     --------      --------      ---------
 Total distributions declared to
  shareholders                                $   (1.05)   $   (1.05)    $   (1.05)    $   (0.52)
                                                --------     --------      --------      ---------
Net asset value -- end of period              $    8.24    $    8.45     $    8.87     $    9.16
                                                ========     ========      ========      =========
Per share market value -- end of period       $    8.000   $    7.625    $    8.750    $    9.375
                                                ========     ========      ========      =========
Total return                                       19.55%       (0.94)%        4.94%        (1.17)%+
Ratios (to average net assets)/
   Supplemental data[S]:
  Expenses##                                          1.00%        1.01%         1.10%         0.99%+
  Net investment income                               8.10%        8.74%         9.34%         8.39%+
Portfolio turnover                                 1,004%         554%          546%          206%
Net assets at end of period
   (000,000 omitted)                          $    1,644   $    1,695    $    1,791     $   1,837

  * For the period from the commencement of investment operations, March 17, 1988 to October 31, 1988.
 +  Annualized.
 # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[S] The investment adviser did not impose a portion of its management fee amounting to $0.0018 per share for the year ended October 31, 1990. If this fee had been incurred by the Trust, the ratio of expenses and net investment income to average net assets would have been 1.03% and 8.72%, respectively.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions were decreased by $12,491,745 due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. These changes had no effect on the net assets or net asset value per share.

At October 31, 1995, the Trust, for federal income tax purposes, had a capital loss carryforward of $23,027,102, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003, ($6,526,983) and October 31, 2002 ($16,500,119).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income. The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc.
(MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $45,348 for the year ended October 31, 1995.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. Under an agreement with MFSC, the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts          Annual Account Fee
---------------------------      -------------------
Less than 75,000                               $9.00
75,000 and over                                $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   Purchases         Sales
----------------------------------------------     -----------   -------------
U.S. government securities                     $1,746,031,891   $2,036,744,650
                                                     =========     ===========
Investments (non-U.S. government securities)   $1,282,332,834   $1,201,190,136
                                                     =========     ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

         Aggregate cost                        $1,200,161,834
                                                 ===========
         Gross unrealized appreciation         $   34,653,219
         Gross unrealized depreciation             (6,470,556)
                                                 -----------
          Net unrealized appreciation          $   28,182,663
                                                 ===========

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                  Year Ended October 31,
                                  ----------------------
                                     1995         1994
------------------------------     ---------   ---------
Treasury shares reacquired        33,096,200   2,585,700
                                     =======     =======

In accordance with the provisions of the Trust's prospectus, 33,096,200 shares of beneficial interest were purchased by the Trust during fiscal 1995 at an average price per share of $6.68 and a weighted average discount of 11.40% per share. The Trust repurchased 2,585,700 shares of beneficial interest during the year ended October 31, 1994 at an average price per share of $7.530 and a weighted average discount of 10.30% per share.

(6) Quarterly Financial Information (Unaudited)

                                                                    Net Realized and        Net Increase (Decrease)
                                             Net Investment      Unrealized Gain (Loss)     in Net Assets Resulting
Quarterly Period     Investment Income           Income              on Investments             from Operations
----------------     -------------------    ------------------   -----------------------   -----------------------
                                    Per                   Per                      Per                        Per
Fiscal 1995            Amount     Share      Amount     Share       Amount        Share        Amount        Share
----------------     -----------    ----    ----------    ----   ------------    -------    ------------   -------
January 31, 1995   $ 28,725,198   $0.16   $25,410,754   $0.14   $ (21,600,785)   $(0.07)    $  3,809,969    $ 0.07
April 30, 1995       26,563,252    0.15    23,068,269    0.13      50,225,758      0.33       73,294,027      0.46
July 31, 1995        26,175,083    0.16    22,848,135    0.14      17,506,205      0.13       40,354,340      0.27
October 31, 1995     23,933,306    0.16    20,953,262    0.14      10,981,615      0.09       31,934,877      0.23
                       ---------      --      --------      --      ----------     -----      ----------     -----
                   $105,396,839   $0.63   $92,280,420   $0.55   $  57,112,793    $ 0.48     $149,393,213    $ 1.03
                       =========      ==      ========      ==      ==========     =====      ==========     =====
Fiscal 1994
----------------
January 31, 1994   $ 24,425,057   $0.13   $21,043,965   $0.11   $  (5,223,558)   $(0.03)    $ 15,820,407    $ 0.08
April 30, 1994       28,481,160    0.15    25,180,774    0.13     (92,491,965)    (0.46)     (67,311,191)    (0.33)
July 31, 1994        29,213,793    0.15    25,768,272    0.13       3,078,915      0.01       28,847,187      0.14
October 31, 1994     29,364,352    0.15    26,002,727    0.14     (57,979,308)    (0.30)     (31,976,581)    (0.16)
                       ---------      --      --------      --      ----------     -----      ----------     -----
                   $111,484,362   $0.58   $97,995,738   $0.51   $(152,615,916)   $(0.78)    $(54,620,178)   $(0.27)
                       =========      ==      ========      ==      ==========     =====      ==========     =====

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1995 was $18,229.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                               1995 Calls                               1995 Puts
                                                   ------------------------------------   --------------------------------------
                                                    Principal Amounts                       Principal Amounts
                                                       of Contracts                            of Contracts
                                                      (000 Omitted)          Premiums         (000 Omitted)           Premiums
----------------------------------------------     ----------------------    ----------    ----------------------   ------------
Outstanding, beginning of period--
   Australian Dollars                                      19,645          $   137,518                  --          $        --
  Options written--
   Australian Dollars                                      59,858              588,865              61,831              723,513
   British Pounds                                          21,356              368,514              19,923              368,514
   Canadian Dollars                                        30,998               65,015              78,371              330,820
   Deutsche Marks                                         563,744            3,967,627             340,052            2,200,869
   Deutsche Marks/British Pounds                           73,656              461,880                  --                   --
   Finnish Markkaa/Deutsche Marks                              --                   --              65,848               48,164
   Italian Lire/Deutsche Marks                                 --                   --          58,008,431              625,095
   Japanese Yen                                                --                   --          17,812,877            1,111,261
   Japanese Yen/Deutsche Marks                                 --                   --           7,119,247              857,342
   Spanish Pesetas/Deutsche Marks                              --                   --           1,954,583              128,092
   Swiss Francs/Deutsche Marks                             28,354              119,386                  --                   --
   U.S. Dollars                                            25,000              128,906                  --                   --
  Options terminated in closing transactions--
   Australian Dollars                                     (47,049)            (374,833)            (30,446)            (351,652)
   British Pounds                                         (21,356)            (368,514)                 --                   --
   Canadian Dollars                                       (30,998)             (65,015)            (78,371)            (330,820)
   Deutsche Marks                                        (275,278)          (1,844,199)           (161,671)          (1,207,808)
   Deutsche Marks/British Pounds                          (35,237)            (228,820)                 --                   --
   Italian Lire/Deutsche Marks                                 --                   --         (13,468,674)            (100,773)
   Japanese Yen                                                --                   --         (17,038,877)          (1,026,755)
   Japanese Yen/Deutsche Marks                                 --                   --          (7,119,247)            (857,342)
   Spanish Pesetas/Deutsche Marks                              --                   --          (1,954,583)            (128,092)
  Options exercised--
   Italian Lire/Deutsche Marks                                 --                   --         (29,932,353)            (407,010)
   Swiss Francs/Deutsche Marks                            (28,354)            (119,386)                 --                   --
   U.S. Dollars                                           (25,000)            (128,906)                 --                   --
  Options expired--
   British Pounds                                              --                   --             (19,923)            (368,514)
   Deutsche Marks                                        (288,466)          (2,123,428)           (146,387)            (907,597)
   Finnish Markkaa/Deutsche Marks                              --                   --             (65,848)             (48,164)
   Italian Lire/Deutsche Marks                                 --                   --         (14,607,404)            (117,312)
                                                   ----------------------    ----------    ----------------------   ------------
  Outstanding, end of period                               70,873          $   584,610             837,379          $   541,831
                                                   ======================    ==========    ======================   ============
Options outstanding at end of period consist of:
   Australian Dollars                                      32,454          $   351,550              31,385          $   371,861
   Deutsche Marks                                              --                   --              31,994               85,464
   Deutsche Marks/British Pounds                           38,419              233,060                  --                   --
   Japanese Yen                                                --                   --             774,000               84,506
                                                   ----------------------    ----------    ----------------------   ------------
  Outstanding, end of period                               70,873          $   584,610             837,379          $   541,831
                                                   ======================    ==========    ======================   ============

At October 31, 1995, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       Net Unrealized
                                              Contracts to          In Exchange    Contracts at         Appreciation
              Settlement Date                Deliver/Receive            for            Value           (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Sales           12/07/95                   AUD       45,062,469    $ 33,633,500    $ 34,236,932         $  (603,432)
                11/09/95 - 11/30/95        CAD       63,353,709      46,972,167      47,134,614            (162,447)
                12/15/95                   CHF       15,737,622      13,979,678      13,931,069              48,609
                11/20/95 - 12/18/95        DEM      613,414,235     428,988,057     436,340,627          (7,352,570)
                11/09/95                   DKK      416,219,718      74,897,380      76,208,165          (1,310,785)
                12/07/95                   ESP    2,710,103,175      21,348,641      22,146,963            (798,322)
                12/15/95                   FIM       39,140,273       8,897,539       9,230,842            (333,303)
                11/17/95 - 4/12/96         FRF      186,506,280      37,446,085      38,149,281            (703,196)
                11/06/95 - 12/06/95        IEP       61,686,342     100,339,143      99,941,003             398,140
                12/07/95                   ITL  110,761,061,504      68,527,965      69,336,425            (808,460)
                12/07/95                   JPY    5,989,367,985      64,061,830      58,911,424           5,150,406
                11/24/95                   NLG       43,670,636      27,595,804      27,710,285            (114,481)
                11/15/95                   NZD       57,171,698      37,505,602      37,714,569            (208,967)
                12/14/95                   SEK       60,889,853       8,859,592       9,152,841            (293,249)
                                                                      ----------      ----------      -------------------
                                                                   $973,052,983    $980,145,040         $(7,092,057)
                                                                      ==========      ==========      ===================
Purchases       11/27/95                   AUD       27,406,625    $ 20,185,924    $ 20,832,022         $   646,098
                11/09/95 - 11/30/95        CAD       42,483,746      31,491,670      31,607,269             115,599
                12/14/95                   CHF       28,628,250      25,016,384      25,339,007             322,623
                11/07/95 - 4/12/96         DEM      477,910,304     336,747,161     340,143,770           3,396,609
                12/14/95                   FIM       38,223,849       8,905,961       9,014,560             108,599
                11/06/95                   IEP       30,843,171      49,842,564      49,962,081             119,517
                12/07/95 - 1/31/96         ITL  115,264,626,606      71,076,337      72,109,526           1,033,189
                11/27/95 - 2/23/96         JPY    7,409,783,599      81,939,442      73,147,044          (8,792,398)
                11/15/95 - 12/20/95        NZD       59,108,321      38,329,042      38,979,324             650,282
                12/15/95                   SEK      389,597,601      56,944,888      58,559,247           1,614,359
                                                                     ----------      ----------           ----------
                                                                   $720,479,373    $719,693,850         $  (785,523)
                                                                      ==========      ==========      ===================

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $3,478,257 at October 31, 1995.

At October 31, 1995, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1995 and 1994, and the financial highlights for each of the years in the eight-year period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at October 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP



Boston, Massachusetts
December 4, 1995

[back cover]

MFS(R) Intermediate Income Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director,
Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment adviser)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

  *Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee            MINCE-2 12/95 125M

Portfolio Managers
Richard O. Hawkins*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

APPENDIX

MFS Intermediate Income Trust

Front cover
[A photo of two people talking.]